SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

May 8, 2012

Date of Report (Date of earliest event reported)

RARUS TECHNOLOGIES INC.

(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-168925 (Commission File Number)	27-3015109 (IRS Employer Identification Number)

2850 W. Horizon Ridge Parkway, Suite 200 Henderson, Nevada 89052 (Address of principal executive offices)

Phone: (702) 430-4610 Fax: (702) 430-4501 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 - REGISTRANT’S BUSINESS AND OPERTIONS

Item 1.01 Entry Into a Material Definitive Agreement

On May 8, 2012 (the "Effective Date"), Rarus Technologies Inc., a Nevada corporation (the “Company”), entered into a software property, technical information and trademark license agreement (the "License Agreement") with ThinkCorp AG, (the "Licensor") a copy of which is attached hereto as Exhibit 10.1.

Under the License Agreement, the Company has acquired software properties and software property applications is an Internet technology business concept called “Zngle”. Zngle is a social media platform that allows members to make posts to specific zones including: family, friends, acquaintances, colleague, custom, dating, and community. It allows members to communicate with traditional SMS chat along with video mail, voice chat and video messaging, it also has a mobile app that utilizes the API system for zngle.com with an enhanced geo location feature coupled with augmented reality to create a interactive experience with local businesses.

The License Agreement provides the Company with the rights to technical information including all unpublished research and development information, the formulation of proprietary products, method, software inventions, know-how, trade secrets, and technical data that are needed to support the Zngle business concept, including a worldwide exclusive license to the “Zngle” trademark and all of its likenesses and to certain software, source code, technical information, trademarks, and domain names which were developed and/or owned by ThinkCorp AG including, but not limited to: zngle.net, zngle.com and zngle.ca (the "License"). The term of the License, to the extent of the Licensed Territory, is 500 years beginning from the Effective Date. In exchange for the License, the Company has agreed to make the following scheduled payments to ThinkCorp AG:

1.

Two Million US Dollars by May 8, 2013;

2.

Three Million US Dollars by May 8, 2014;

3.

Five Million US Dollars by May 8, 2015;

4.

Five Million US Dollars by May 8, 2016;

5.

Seven Million US Dollars by May 8, 2017

The total scheduled payments to be made by the Company to ThinkCorp AG due during the entire 60 month period is Twenty Two Million US Dollars ($22,000,000). Additionally, the Company has also agreed to pay ThinkCorp AG a five percent (5%) royalty on all net sales derived from the use of the software properties, technical information and trademarks within the agreed territory.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 10.1 – Material Definitive Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARUS TECHNOLOGIES INC.

/s/ Manfred Ruf

Manfred Ruf,

President and CEO

Dated:  May 9, 2012